UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 27, 2014 (May 20, 2014)

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Forms of Award Agreements under 2013 Omnibus Incentive Plan

On May 20, 2014, the compensation committee of the board of directors (the “Committee”) of Jones Energy, Inc. (the “Company”) approved the forms of Performance Unit Award Agreement (“PU Agreement”) and Employee Restricted Stock Unit Award Agreement (“RSU Agreement”) under the Jones Energy, Inc. 2013 Omnibus Incentive Plan.

Pursuant to the terms and conditions of the PU Agreement, upon the completion of a three-year performance period, each grantee will vest in a number of performance units.  The number of performance units in which the grantee vests at such time is determined by the Company’s total shareholder return relative to the total shareholder return of a pre-selected peer group.  Each vested performance unit is exchangeable for one share of the Company’s Class A common stock.

Under the RSU Agreement, each grantee is awarded a number of non-transferable restricted stock units.  The restricted stock units will vest and the restrictions on such units shall lapse, subject to certain conditions, in the following percentages on the following dates: (i) 33 1/3% on April 1, 2015, (ii) 33 1/3% on April 1, 2016 and (iii) 33 1/3 % on April 1, 2017.  As soon as administratively feasible following each vesting date, the Company will deliver to the grantee one share of the Company’s Class A common stock with respect to each vested restricted stock unit.

The form of Performance Unit Award Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the form of Employee Restricted Stock Unit Award Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Grants of Performance Units and Restricted Stock Units to Named Executive Officers

On May 20, 2014, Jonny Jones, the Chief Executive Officer of the Company, Mike McConnell, the President of the Company, and Eric Niccum, the Executive Vice President and Chief Operating Officer of the Company, were granted time-vesting restricted stock units in the amounts of 71,597, 35,799 and 28,639, respectively, under the RSU Agreement, the form of which is attached hereto as Exhibit 10.2.  On May 20, 2014, Mr. Jones, Mr. McConnell and Mr. Niccum were also granted performance units under the PU Agreement in the amounts of 71,598, 35,798 and 28,639, respectively, which awards are subject to the satisfaction of certain stockholder return performance conditions relative to the Company’s peer group.  The form of PU Agreement is attached to this Report as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 22, 2014.  At that meeting JONE stockholders voted on the matters set forth below:

1. Proposal to approve the election of each of the following Class I director nominees for the JONE board of directors to serve until the 2017 Annual Meeting of Stockholders.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Jonny Jones	46,097,768	126,079	1,182,865
Howard I. Hoffen	45,999,007	224,840	1,182,865

2. Proposal to approve the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions
47,398,684	5,728	2,300

Item 9.01.             Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit No.	Description
10.1	Form of Performance Unit Award Agreement
10.2	Form of Employee Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: May 27, 2014	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Unit Award Agreement
10.2	Form of Employee Restricted Stock Unit Award Agreement